Central Power and Light Company                                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                                          Page 1 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
ASSETS
Electric Utility Plant
    Production                                                                        $ 3,201,217
    Transmission                                                                          577,345
    Distribution                                                                        1,190,819
    General                                                                               235,535
    Construction work in progress                                                          80,163
    Nuclear fuel                                                                          228,013
                                                                            ----------------------
                                                                                        5,513,092
  Less - accumulated depreciation                                                       2,266,917
                                                                            ----------------------
                                                                                        3,246,175
                                                                            ----------------------

Other Property and Investments                                                             42,765
                                                                            ----------------------
Current Assets
    Cash                                                                                    4,342
    Accounts receivable:
        General                                                                            42,182
        Affiliate                                                                          13,915
    Materials and supplies, at average cost                                                56,469
    Fuel inventory, at LIFO costs                                                          23,587
    Under-recovered fuel costs                                                             54,579
    Prepayments and other                                                                   6,839
                                                                            ----------------------
                                                                                          201,913
                                                                            ----------------------
Deferred Charges and Other Assets
    Regulatory assets                                                                     230,707
    Regulatory assets designated for securitization                                       953,249
    Nuclear decommissioning trust                                                          91,045
    Other                                                                                  26,985
                                                                            ----------------------
                                                                                        1,301,986
                                                                            ----------------------
                                                                                      $ 4,792,839
                                                                            ======================

Central Power and Light Company                                                 Exhibit 1 (a)
Consolidated Balance Sheet  (unaudited)                                          Page 2 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
   Common stock:  $25 par value
        Authorized shares:  12,000,000
        Issued and outstanding shares:  6,755,535                                       $ 168,888
    Paid-in capital                                                                       405,000
    Retained earnings                                                                     756,465
                                                                            ----------------------
       Total Common Shareholder's Equity                                                1,330,353
                                                                            ----------------------

    Preferred stock                                                                         5,967
    CPL-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
        Debentures of CPL                                                                 150,000
    Long-term debt                                                                      1,454,554
                                                                            ----------------------
       Total Capitalization                                                             2,940,874
                                                                            ----------------------
                                                                            ----------------------

Current Liabilities
    Long-term debt due within twelve months                                                    --
    Advances from affiliates                                                              253,779
    Accounts payable                                                                      112,793
    Payables to  affiliates                                                                36,038
    Accrued taxes                                                                          23,973
    Accrued interest                                                                       27,631
    Other                                                                                  33,048
                                                                            ----------------------
                                                                                          487,262
                                                                            ----------------------
Deferred Credits
    Deferred income taxes                                                               1,224,470
    Investment tax credits                                                                130,703
    Other                                                                                   9,530
                                                                            ----------------------
                                                                                        1,364,703
                                                                            ----------------------
                                                                                      $ 4,792,839
                                                                           ======================

Public Service Company of Oklahoma                                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                                          Page 1 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
ASSETS
Electric Utility Plant
    Production                                                                          $ 914,172
    Transmission                                                                          393,352
    Distribution                                                                          917,585
    General                                                                               208,235
    Construction work in progress                                                          84,471
                                                                            ----------------------
                                                                                        2,517,815
  Less - Accumulated depreciation                                                       1,125,365
                                                                            ----------------------
                                                                                        1,392,450
                                                                            ----------------------

Other Property and Investments                                                             43,814
                                                                            ----------------------
Current Assets
    Cash                                                                                    1,976
    Accounts receivable:
        Customers                                                                          33,159
        Affiliated Companies                                                                4,033
    Fuel                                                                                   23,254
    Materials and supplies, at average cost                                                33,246
    Under-recovered Fuel Costs                                                             32,040
    Tax Benefits Receivable                                                                 3,933
    Prepayments and other                                                                   2,099
                                                                            ----------------------
                                                                                          133,740
                                                                            ----------------------

Deferred Charges and Other Assets                                                          10,494
                                                                            ----------------------
                                                                                      $ 1,580,498
                                                                            ======================

Public Service Company of Oklahoma                                              Exhibit 1 (b)
Consolidated Balance Sheet  (unaudited)                                          Page 2 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)

CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $15 par value
        Authorized shares:   11,000,000 shares
        Issued 10,482,000 shares and outstanding 9,013,000 shares                        $157,230
    Paid-in capital                                                                       180,000
    Retained earnings                                                                     120,995
                                                                            ----------------------
       Total Common Shareholder's Equity                                                  458,225
                                                                            ----------------------

    Preferred stock                                                                         5,283
    PSO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of PSO                                                                 75,000
    Long-term debt                                                                        344,669
                                                                            ----------------------
       Total Capitalization                                                               883,177
                                                                            ----------------------

Current Liabilities
    Long-term debt due within twelve months                                                30,000
    Advances from affiliates                                                              148,859
    Accounts Payable - General                                                             85,019
    Accounts Payable - Affiliated Companies                                                43,374
    Customer deposits                                                                      18,149
    Accrued taxes                                                                              --
    Accrued interest                                                                        7,716
    Other                                                                                  11,711
                                                                            ----------------------
                                                                                          344,828
                                                                            ----------------------
Deferred Credits
    Deferred income taxes                                                                 302,213
    Investment tax credits                                                                 36,678
    Regulatory Liabilities and Deferred Credits                                            13,602
                                                                            ----------------------
                                                                                          352,493
                                                                            ----------------------
                                                                                      $ 1,580,498
                                                                            ======================

Southwestern Electric Power Company                                             Exhibit 1 (c)
Consolidated Balance Sheet (unaudited)                                           Page 1 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
ASSETS
  Electric Utility Plant
    Production                                                                        $ 1,406,484
    Transmission                                                                          512,270
    Distribution                                                                          976,612
    General                                                                               334,538
    Construction work in progress                                                          53,672
                                                                            ----------------------
                                                                                        3,283,576
  Less - Accumulated depreciation                                                       1,425,987
                                                                            ----------------------
                                                                                        1,857,589
                                                                            ----------------------

Other Property and Investments                                                             38,436
                                                                            ----------------------
Current Assets
    Cash                                                                                    2,014
    Accounts receivable                                                                    39,291
    Accounts reveivable - Affiliated Companies                                              3,898
    Materials and supplies, at average cost                                                25,968
    Fuel inventory, at average costs                                                       67,186
    Prepayments and other                                                                  18,825
                                                                            ----------------------
                                                                                          157,182
                                                                            ----------------------

Regulatory Assets                                                                          52,450
                                                                            ----------------------

Deferred Charges and Other Assets                                                          35,103
                                                                            ----------------------
                                                                                      $ 2,140,760
                                                                            ======================

Southwestern Electric Power Company                                             Exhibit 1 (c)
Consolidated Balance Sheet  (unaudited)                                          Page 2 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $18 par value
        Authorized:   7,600,000 shares
        Issued and outstanding: 7,536,640 shares                                        $ 135,660
    Paid-in capital                                                                       245,000
    Retained earnings                                                                     278,881
                                                                            ----------------------
        Total Common Shareholder's Equity                                                 659,541
                                                                            ----------------------

    Preferred stock                                                                         4,704


    SWEPCO-obligated, mandatorily redeemable preferred securities of subsidiary trust holding solely Junior Subordinated
         Debentures of SWEPCO                                                             110,000
    Long-term debt                                                                        645,527
                                                                            ----------------------
        Total Capitalization                                                            1,419,772
                                                                            ----------------------


Current Liabilities
    Long-term debt due within twelve months                                                   595
    Advances from affiliates                                                               63,242
    Accounts Payable - General                                                             78,896
    Accounts Payable - Affiliated Companies                                                50,899
    Customer deposits                                                                      15,037
    Accrued taxes                                                                          15,900
    Accrued interest                                                                       13,232
    Other                                                                                  22,883
                                                                            ----------------------
                                                                                          260,684
                                                                            ----------------------
Deferred Credits
    Deferred income taxes                                                                 390,645
    Investment tax credits                                                                 55,408
    Other                                                                                  14,251
                                                                            ----------------------
                                                                                          460,304
                                                                            ----------------------

                                                                                      $ 2,140,760
                                                                            ======================

West Texas Utilities Company                                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                                       Page 1 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
ASSETS
  Electric Utility Plant
    Production                                                                          $ 426,968
    Transmission                                                                          230,340
    Distribution                                                                          408,805
    General                                                                               110,123
    Construction work in progress                                                          26,944
                                                                            ----------------------
                                                                                        1,203,180
  Less - Accumulated depreciation                                                         502,328
                                                                            ----------------------
                                                                                          700,852
                                                                            ----------------------

Other Property and Investments                                                             22,372
                                                                            ----------------------
Current Assets
    Cash                                                                                    4,065
    Accounts Receivable:
        Customers                                                                          34,031
        Affiliated Companies                                                                7,904
    Fuel                                                                                   12,912
    Materials and Supplies                                                                 12,568
    Under-recovered fuel costs                                                             20,007
    Prepayments and other                                                                   4,468
                                                                            ----------------------
                                                                                           95,955
                                                                            ----------------------

Regulatory Assets                                                                           9,220
                                                                            ----------------------

Deferred Charges                                                                           11,449
                                                                            ----------------------


                                                                                        $ 839,848
                                                                            ======================

West Texas Utilities Company                                                    Exhibit 1 (d)
Balance Sheet  (unaudited)                                                       Page 2 of 2

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
CAPITALIZATION AND LIABILITIES
Capitalization
    Common stock:   $25 par value
        Authorized:  7,800,000 shares
        Issued and outstanding: 5,488,560 shares                                        $ 137,214
    Paid-in capital                                                                         2,236
    Retained earnings                                                                     116,093
                                                                            ----------------------
        Total Common Shareholders's Equity                                                255,543
                                                                            ----------------------

    Preferred stock                                                                         2,482
    Long-term debt                                                                        263,760
                                                                            ----------------------
        Total Capitalization                                                              521,785
                                                                            ----------------------


Current Liabilities
    Advances from affiliates                                                               40,456
    Accounts Payable - General                                                             47,167
    Accounts payable - Affiliated Companies                                                23,841
    Accrued taxes                                                                          10,477
    Accrued interest                                                                        4,701
    Other                                                                                  12,437
                                                                            ----------------------
                                                                                          139,079
                                                                            ----------------------
Deferred Credits
    Accumulated deferred income taxes                                                     147,204
    Investment tax credits                                                                 24,687
    Other                                                                                   7,093
                                                                            ----------------------
                                                                                          178,984
                                                                            ----------------------

                                                                                        $ 839,848
                                                                            ======================

Central and South West Services                                                 Exhibit 1 (e)
 Balance Sheet  (unaudited)                                                      Page 1 of 1

--------------------------------------------------------------------------------------------------
                                                                               As of June 30,
                                                                                    2000
                                                                            ----------------------
                                                                                 (thousands)
ASSETS
Property, Plant and Equipment
    General                                                                             $ 106,095
  Less - accumulated depreciation                                                          36,016
                                                                            ----------------------
                                                                                           70,079
                                                                            ----------------------
Current Assets
    Cash                                                                                    2,690
    Accounts receivable                                                                    40,276
    Prepayments                                                                               133
                                                                            ----------------------
                                                                                           43,099
                                                                            ----------------------

Deferred Charges and Other Assets                                                          27,628
                                                                            ----------------------
                                                                                        $ 140,806
                                                                            ======================





CAPITALIZATION AND LIABILITIES

Capitalization
    Common stock:  $10 par value
        Authorized shares:  10,000 shares
        Issued and outstanding shares:  10,000 shares                                       $ 100
                                                                            ----------------------
       Total Common Shareholder's Equity                                                      100
                                                                            ----------------------

       Total Capitalization                                                                   100
                                                                            ----------------------

Current Liabilities
    Advances from affiliates                                                              100,521
    Payables to affiliates                                                                  2,678
    Accounts payable                                                                        7,889
    Accrued taxes                                                                           3,299
    Accrued interest                                                                          514
    Other                                                                                   5,185
                                                                            ----------------------
                                                                                          120,086
                                                                            ----------------------
Deferred Credits
    Accumulated deferred income taxes                                                      12,639
    Other                                                                                   7,981
                                                                            ----------------------
                                                                                           20,620
                                                                            ----------------------
                                                                                        $ 140,806
                                                                            ======================